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                                  Exhibit 10.10

                                SECOND AMENDMENT
                                     TO THE
                            PHELPS DODGE CORPORATION
                            SUPPLEMENTAL SAVINGS PLAN

         Effective as of January 1, 1997, Phelps Dodge Corporation (the "Company") adopted the Phelps Dodge Corporation Supplemental Savings Plan (the "Plan") as an amendment and restatement of the Comprehensive Executive Non-qualified Retirement and Savings Plan of Phelps Dodge Corporation. The Plan subsequently was amended effective January 1, 1999. By this Amendment, the Company intends to amend the Plan to change the eligibility provisions of the Plan.

         1. The provisions of this Amendment shall be effective as of January 1, 2000 unless otherwise noted below. This Amendment shall amend only the provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect.

         2. Section 3.1(a) of the Plan (Selection of Participants - General
Rule) is hereby amended and restated in its entirety as follows:

                  (a) GENERAL RULE. Any Employee who was participating in the Plan prior to January 1, 2000 shall continue to be eligible to participate in the Plan, subject to the Plan Administrator's right to terminate a Participant's participation pursuant to Sections 3.1(c) or
         3.4. Effective as of January 1, 2000, all Employees who are eligible to participate in the AICP are eligible to participate in the Plan, regardless of the individual Employee's AICP Grade classification. From such group, the Plan Administrator shall select Employees for participation in the Plan. The Plan Administrator's selections shall be made in its discretion and shall be final and binding for all purposes under this Plan.


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         IN WITNESS WHEREOF, PHELPS DODGE CORPORATION has caused this Second

Amendment to be executed as of this 28 day of April, 2000.

                                    PHELPS DODGE CORPORATION

                                    By: /s/ Stuart L. Marcus
                                       --------------------------------
                                    Stuart L. Marcus
                                    Vice President, Human Resources


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